UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2017, Ocwen Financial Corporation and, its subsidiary, Ocwen Loan Servicing, LLC (collectively, Ocwen) entered into a consent order (2017 Consent Order) with the New York Department of Financial Services (NY DFS) that provides for the termination of the engagement of the third party operations monitor appointed pursuant to Ocwen’s December 2014 consent order with the NY DFS (2014 Consent Order) within the next three weeks. The 2017 Consent Order also provides for a determination on whether the restrictions on acquisitions of mortgage servicing rights (MSRs) contained in the 2014 Consent Order should be eased following completion of a scheduled servicing examination.

Following the termination of the engagement of the operations monitor, Ocwen will have certain reporting and other obligations, including in connection with matters identified in a final report by the operations monitor. In addition, if the NY DFS concludes that Ocwen has materially failed to comply with these obligations or otherwise finds that Ocwen’s servicing operations are materially deficient, the NY DFS may require Ocwen to retain an independent consultant that is acceptable to the NY DFS to review and issue recommendations on Ocwen’s servicing operations.

Ocwen continues to work cooperatively with the NY DFS and believes that its entry into the 2017 Consent Order, which provides for the termination of the operations monitorship, is in the best interest of its shareholders, customers, servicing clients, employees and other stakeholders.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by use of forward-looking terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change, which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward-looking statements and this may happen again.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks detailed in Ocwen's reports and filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2016 and any periodic or current reports since such date. Anyone wishing to understand Ocwen's business should review its SEC filings. Ocwen's forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Ocwen may post information that is important to investors on our website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: March 27, 2017	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)